Exhibit 10(a)(3)

                         VANGUARD CELLULAR SYSTEMS, INC.
                        AMENDMENT TO EMPLOYMENT AGREEMENT


      AMENDMENT, made and entered into as of the 21st day of September, 1998 to Employment Agreement dated as of the 1st day of March, 1995 (the "Original Agreement"), by and between Vanguard Cellular Systems, Inc., a North Carolina corporation (the "Company"), and L. Richardson Preyer, Jr. (the "Employee").

      WHEREAS, the Original Agreement contains a noncompetition covenant generally providing that the Employee will not for a term of one year following termination of his employment with the Company compete with the Company; and

      WHEREAS, since 1995 the telecommunications industry has dramatically changed such that the language of the noncompetition agreement is now overly broad;

      WHEREAS, the parties wish to revise the noncompetition in a manner that will protect the Company while not inappropriately limiting the activities of the Employee;

      NOW, THEREFORE, it is agreed as follows:

      1. Section 9(a)(i) of the Original Agreement is hereby amended to read in its entirety as follows:

            "(i) He will not, directly or indirectly, own any interest in, manage, operate, control, be employed by, render consulting or advisory services to, or participate in or be connected with the management or control of any business that is then engaged in the operation of a cellular telephone or paging system (or any competitive communication system then operated by the Company) in substantial competition with the Company in the Territory if the involvement or services of the Employee with such business relates to its operations located within the Territory;"

      2. Except as amended hereby, the Original Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

                              VANGUARD CELLULAR SYSTEMS, INC.



                              By:  /s/ Stephen R. Leeolou
                                 -------------------------
                                   Stephen R. Leeolou
                                   President


                                   /s/ L. Richardson Preyer, Jr.
                                 -------------------------------
                                   L. Richardson Preyer, Jr.